GLASGAL COMMUNICATIONS, INC.

                    1996 SENIOR EXECUTIVE OFFICER OPTION PLAN

                             Dated October 31, 1996


                  1. PURPOSE. This 1996 Senior Executive Officer Stock Option Plan (the "Plan") is established as a compensatory plan to attract, retain and provide equity incentives to senior executive officers of Glasgal Communications, Inc. (the "Company") or any Subsidiary or Affiliate of the Company to promote the financial success of the Company. Capitalized terms not previously defined herein are defined in Section 16 of the Plan.

                  The Plan is intended to provide participants with stock- based incentive compensation which is not subject to the deduction limitation rules prescribed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and should be construed to the extent possible as providing for remuneration which is "performance-based compensation" within the meaning of
Section 162(m) of the Code and the regulations promulgated thereunder.

                  2. SHARES. The shares of stock that may be purchased upon exercise of Options granted under the Plan (the "Shares") are shares of the common stock, $.001 par value (the "Common Stock") of the Company.

                  3. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under the Plan shall not exceed 560,000 in total subject to adjustment as provided in the Plan. The maximum number of Shares which may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 560,000, and the method of counting such Shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under the Plan. At all times during the term of the Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under the Plan.

                  4. ELIGIBILITY. Options may be granted to senior executive officers of the Company or any Subsidiary or Affiliate of the Company. The Company's Board of Directors (the "Board of Directors") or any committee thereof designated by the Board of Directors shall administer the Plan (the "Plan Committee") in its sole discretion and shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option


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under  the Plan.  Each  member of the Plan  Committee  shall be a  "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as it may from time to time be amended, and the rules and regulations promulgated thereunder (the "Exchange Act") and shall also be an "outside director" under
Section 162(m) of the Code.

                  5. TERMS AND CONDITIONS OF OPTIONS. The Plan Committee shall determine the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                     5.1 FORM OF OPTION GRANT. Each Option granted under the Plan shall be evidenced by a written Stock Option Grant (the "Grant") in such form (which need not be the same for each Optionee) as the Plan Committee shall from time to time approve.

                     5.2 DATE OF GRANT. The date of grant of an Option shall be the date on which the Plan Committee makes the determination to grant such Option unless otherwise specified by the Plan Committee. The Grant representing the Option will be delivered to the Optionee with a copy of the Plan within a reasonable time after the date of grant.

                     5.3 EXERCISE PRICE. The exercise price of an Option shall be determined by the Plan Committee at the time of grant.

                     5.4 EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Plan Committee as set forth in the Grant.

                     5.5 OPTIONS TRANSFERABLE. Options granted under the Plan may be freely transferred or assigned by the Optionee as determined by the Plan Committee.

                  6. EXERCISE OF OPTIONS.

                     6.1 NOTICE. Options may be exercised only by delivery to the Company of a written exercise agreement in a form approved by the Plan Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

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                     6.2 PAYMENT. Payment for the Shares may be made in cash (by check) or, where approved by the Plan Committee in its sole discretion at the time of grant and where permitted by law: (a) by cancellation of indebtedness of the Company to the Optionee; (b) by surrender of shares of Common Stock of the Company that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by instructing the Company to withhold Shares otherwise issuable pursuant to an exercise of the Option having a Fair Market Value equal to the exercise price of the Option (including the withheld Shares); (d) by waiver of compensation due or accrued to Optionee for services rendered; (e) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (f) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (g) by any combination of the foregoing.

                     6.3 TAXES. The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

                     6.4 LIMITATIONS ON EXERCISE. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

                         (a) The Plan Committee may specify a reasonable minimum
number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

                         (b) An Option  shall  not be  exercisable  unless  such
exercise is in compliance with the Securities Act of 1933, as amended (the "1933 Act"), all applicable state securities laws and

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the  requirements of any stock exchange or national market system upon which the
Shares may then be listed, as they are in effect on the date of exercise. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission ("SEC") or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange, and the Company shall have no liability for any inability or failure to do so.

                     6.5 INFORMATION TO OPTIONEES. The Company shall provide to each Optionee a copy of the annual financial statements of the Company prior to such Optionee's exercise of the Option, and to each Optionee annually during the period such Optionee has Options outstanding, at such time after the close of each fiscal year of the Company as such statements are released by the Company to its shareholders; PROVIDED, HOWEVER, the Company shall not be required to provide such financial statements to Optionees whose services in connection with the Company assure them access to equivalent information.

                  7. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. The Plan Committee shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. The Plan Committee shall have the power to reduce the exercise price of outstanding options.

                  8. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in the Plan.

                  9. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Option granted under the Plan shall confer on any Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause.

                  10. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of

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Shares  available under the Plan and the number of Shares subject to outstanding
Options  and  the   exercise   price  per  share  of  such   Options   shall  be
proportionately adjusted, subject to any required action by the Plan Committee or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of shares issuable under the Option shall be rounded up to the nearest whole number, as determined by the Plan Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

                  11. ASSUMPTION OF OPTIONS BY SUCCESSORS.

                     11.1 ASSUMPTION OR REPLACEMENT OF OPTIONS BY SUCCESSOR.  In
the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company and the Options granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Optionees),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (EXCEPT for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Options may be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Optionee, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

                     11.2 EXPIRATION OF OPTIONS. In the event such successor corporation, if any, refuses to assume or substitute the Options, as provided above, pursuant to a transaction described in Subsection 11.1(a) above, such Options shall expire on the consummation of such transaction at such time and on such conditions as the Plan Committee shall determine. In the event such successor corporation, if any, refuses to assume or substitute the Options as provided above, pursuant to a transaction described in Subsections 11.1(a), (b),
(c) or (d) above, or there is no successor corporation, and if the Company ceases to exist as a

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separate  corporate  entity,  then,  notwithstanding  any contrary  terms in the
Option Grant, the Options shall expire on a date at least twenty (20) days after the Plan Committee gives written notice to Optionees specifying the terms and conditions of such termination.

                     11.3 OTHER TREATMENT OF OPTIONS. Subject to any greater rights granted to Optionees under the foregoing provisions of this Section 11, in the event of the occurrence of any transaction described in Section 11.1, any outstanding Options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                     11.4 ASSUMPTION OF OPTIONS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under the Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an option by another company, the terms and conditions of such option shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

                  12. ADOPTION. The Plan shall become effective on the date that it is adopted by the Plan Committee (the "Effective Date"). Upon the Effective Date, the Plan Committee may grant Options pursuant to the Plan.

                  13. ADMINISTRATION. The Plan may be administered by the Plan Committee. The interpretation by the Plan Committee of any of the provisions of the Plan or any Option granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

                  14. TERM OF PLAN. Options may be granted pursuant to the Plan from time to time within a period of ten (10) years after the date on which the Plan is adopted by the Plan Committee.

                  15. AMENDMENT OR TERMINATION OF PLAN. The Plan Committee may at any time terminate or amend the Plan in any

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respect including (but not limited to) amendment of any form of Grant,  exercise agreement or instrument to be executed pursuant to the Plan.

                  16. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following meanings:

                     16.1 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     16.2 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                     16.3 "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                     16.4 "FAIR MARKET VALUE" shall mean the fair market value of the Shares as determined by the Plan Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the last sale price on the Company's principal exchange or quotation system on the last trading day prior to the date of determination.

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